JPMorgan SmartRetirement Funds

JPMorgan Trust I

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

JPMorgan Trust IV

JPMorgan SmartRetirement® 2065 Fund

(All Share Classes)

Supplement dated August 29, 2024, to the

Summary Prospectuses, Prospectuses

and Statement of Additional Information dated November 1, 2023, as supplemented

JPMorgan SmartRetirement® Funds Restructure

Effective November 1, 2024, the investment strategy for each of the JPMorgan SmartRetirement® Funds will be modified to reflect a change in how they operate. This change was approved by the Board of Trustees. In particular, each SmartRetirement® 2020-2065 Fund (each a “Fund”) anticipates merging into the SmartRetirement® Income Fund soon after the target allocations of the Fund are substantially the same as the SmartRetirement® Income Fund, which is expected to be the case at or around the Fund’s target retirement year (the year in its name). As a result, a Fund will no longer enter the “Spending Phase” or produce a sample withdrawal amount and seek to achieve certain long-term risk and return targets to support the sample withdrawal amount. References to the “Savings Phase” and “Spending Phase” will be removed as will references to sample withdrawal amounts and associated risk and return targets. There will be no modifications to the Fund’s current glide path or portfolio holdings as a result of this change.

Reorganization of JPMorgan SmartRetirement® 2020 Fund into JPMorgan SmartRetirement® Income Fund

In connection with the change described above, it is expected that the JPMorgan SmartRetirement® 2020 Fund (the “2020 Fund”) will be merged into the JPMorgan SmartRetirement® Income Fund (the “Income Fund”) on or about April 25, 2025 (the “Reorganization”). The Board of Trustees approved the Reorganization. An information statement/registration statement will be mailed to 2020 Fund shareholders closer to the Reorganization date providing further details. It is anticipated that the Reorganization will not require shareholder approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SR-824